UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X]     Preliminary Proxy Statement

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

ITRONICS INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

ITRONICS INC.

6490 South McCarran Boulevard, Building C, Suite 23

Reno, Nevada 89509

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Itronics Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting (the "Meeting") of Stockholders of Itronics Inc., a Texas corporation (the "Company" or "Itronics") will be held at 10:00 a.m. on January __, 2008, at the Atlantis Casino Resort, Ballroom A, 3800 South Virginia Street, Reno, Nevada, 89502, for the following purposes:

1. To consider and vote upon a proposal to increase the Company’s authorized shares of common stock, $0.001 par value, from one billion (1,000,000,000) shares to twenty billion (20,000,000,000) shares of common stock; and

2. To consider and transact such other business as may properly come before the Meeting and any adjournments thereof.

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on January __, 2008 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

Dated: January __, 2008

By Order of the Board of Directors,

/S/ Dr. John W. Whitney

Dr. John W. Whitney, President and Director

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE

ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Meeting.

ITRONICS INC.

6490 South McCarran Boulevard, Building C, Suite 23

Reno, Nevada 89509

PRELIMINARY PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

January __, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Itronics Inc. (the "Company") for use at the Company's Special Meeting of Stockholders to be held on January __, 2008, and at any adjournment thereof (the "Meeting"). Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such solicitations. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses for additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

Only stockholders of record at the close of business on January __, 2008 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 999,996,999 shares of the Company’s common stock, $0.001 par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the stockholder’s directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as voted against a proposal. Brokers holding shares of Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

The Board of Directors of the Company has adopted and approved the proposals set forth herein and recommends that the Company’s Stockholders vote "FOR" the proposals.

Copies of each of the Annual Reports on Form 10-KSB of the Company for the fiscal year ended December 31, 2006 and the Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007, including financial statements, which are incorporated by reference into this Proxy Statement and made a part hereof, are attached hereto as Appendix B and C, respectively.

This Proxy Statement, the accompanying Notice of Meeting and the Form of Proxy have been first sent to the stockholders on or about January __, 2008. The date of this Proxy Statement is January __, 2008.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

PROPOSAL 1: RATIFICATION OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED SHARES OF COMMON STOCK FROM ONE  BILLION TO TWENTY BILLION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

DESCRIPTION OF SECURITIES

FINANCIAL AND OTHER INFORMATION

GENERAL AND OTHER MATTERS

STOCKHOLDER PROPOSALS

SOLICITATION OF PROXIES

INFORMATION INCORPORATED BY REFERENCE

APPENDIX A - Certificate of Amendment to the Articles of Incorporation

APPENDIX B – Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006

APPENDIX C – Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007

QUESTIONS AND ANSWERS

Q: Who may vote at the meeting?

A:     You may vote your Itronics stock if our records show that you owned your shares of common stock, $0.001 par value (the "Common Stock") on January ___, 2008, which is referred to as the Record Date. On January ___, 2008, there were shares of Common Stock outstanding. You may cast one vote for each share of Common Stock held by you on all matters presented.

Q: What proposals will be voted on at the meeting?

A:     There is one proposal scheduled to be voted on at the special meeting to be held at 10:00 a.m. on January __, 2008, at the Atlantis Casino Resort, Ballroom A, 3800 South Virginia Street, Reno, Nevada, 89502 (the "Meeting"):

The increase of our authorized Common Stock, $0.001 par value, from 1,000,000,000 shares to 20,000,000,000 shares.

Q: How does the Board of Directors recommend that I vote?

A:     Our Board of Directors recommends that you vote:

            • "FOR" the increase in our authorized Common Stock.

Q: How can I vote my shares in person at the Meeting?

A:     If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the stockholder of record with respect to those shares and the proxy materials and proxy card are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting.

Some of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. You will need to contact your broker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the Meeting in order to vote in person.

Q: How can I vote my shares without attending the Meeting?

A:     Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting by mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q: What happens if I do not give specific voting instructions?

A:     If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee will have authority to vote your shares on all matters to be considered at the Meeting.

Q: What is the quorum requirement for Meeting?

A:     A majority of our outstanding shares of Common Stock as of the record date must be present at the Meeting (in person or represented by proxy) in order to hold the Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Meeting, if you:

        • are present and vote in person at the Meeting; or

        • have properly submitted a proxy card.

Q: How can I change my vote after I return my proxy card?

A:     You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing a new proxy card with a later date or by attending the Meeting and voting in person. However, your attendance at the Meeting will not automatically revoke your proxy unless you vote at the Meeting or specifically request in writing that your prior proxy be revoked.

Q: Is my vote confidential?

A.     Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Itronics or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to our management.

Q: Where can I find the voting results of the Meeting?

A:     The preliminary voting results will be announced at the Meeting. The final voting results will be tallied by our Inspector of Elections and published in a Current Report on Form 8-K.

Q: How can I obtain a copy of Itronics’ 10-KSB and 10-QSB?

A:     Copies of Itronics’ Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Itronics’ Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007, are attached hereto as Appendix B and C, respectively. Our Forms 10-KSB and 10-QSB are also available in PDF format on the Securities and Exchange Commission’s website at http://www.sec.gov.

Q: What is the voting requirement to approve the proposal?

A:     The proposal requires the affirmative "FOR" vote of a two-thirds majority of the outstanding common shares of the Company. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur when a beneficial owner fails to give voting instructions with respect to "non-routine" matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the Meeting. There are no votes scheduled that are considered "non-routine."

Q: How can I communicate with the Board of Directors?

A:     Our Board of Directors has not adopted a formal procedure that stockholders must follow to send communications to it. The Board of Directors may receive communications from stockholders, from time to time, and shall addresses those communications as appropriate. Stockholders can send communications to the Board in writing to:

ITRONICS, INC.

6490 South McCarran Boulevard, Building C, Suite 23

Reno, Nevada 89509

Attention: Dr. John W. Whitney

Q: Who can help answer my questions?

A:     You may seek answers to your questions by writing or calling us at our principal executive offices:

ITRONICS, INC.

6490 South McCarran Boulevard, Building C, Suite 23

Reno, Nevada 89509

Telephone: (775) 689-7696

Attention: Dr. John W. Whitney

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Only stockholders of record at the close of business on January __, 2008 are entitled to vote at the meeting to be held at 10:00 a.m. on January __, 2008, at the Atlantis Casino Resort, Ballroom A, 3800 South Virginia Street, Reno, Nevada, 89502 (the "Meeting"). The total number of shares of our common stock, par value $.001 per share (the "Common Stock") issued, outstanding and entitled to be voted on the record date was 999,996,999 shares. Each such share of Common Stock is entitled to one vote upon all matters to be acted upon at the Meeting. There are no cumulative voting rights. The holders of a majority of the outstanding shares of Common Stock (i.e., 499,998,500 shares) shall constitute a quorum. A quorum is necessary to hold a valid meeting. In accordance with our Articles of Incorporation and By-laws, and applicable law, approval of the proposal will require a favorable vote by a two thirds majority of the shares of our Common Stock issued and outstanding.

Abstentions will be counted as votes not cast, which will have the same effect as a negative vote on the matter. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

The following table sets forth certain data with respect to those persons known to us, as of January __, 2008, to be the beneficial owners of more than 5% of the outstanding shares of our Common Stock as well as certain information, with respect to director and executive officer ownership of our Common Stock:

	Amount and Nature of Beneficial Ownership
		Common Shares
Name and		Which May Be		Percent
Address of	Common Shares	Acquired Within		of
Beneficial Owner	Presently Held	60 days (1)	Total	Class
Dr. John W. Whitney
P.O. Box 10725
Reno, NV 89510 (2)(3)(4)	33,081,313	20,050,000	53,131,313	5.2
Howland S. Green
P.O. Box 10725
Reno, NV 89510 (2)	1,899,483	500,000	2,399,483	*
Duane H. Rasmussen
P.O. Box 10725
Reno, NV 89510 (3)	2,202,973	2,850,703	5,053,676	*
All directors and
Executive officers as
a group (4 persons)	37,836,088	23,400,703	61,236,791	6.0

*Less than 1%

(1) Dr. Whitney’s options include compensatory options of 1,000,000 shares at $0.25 per share, 3,000,000 shares at $0.30 per share, 250,000 shares at $0.20 per share, and 550,000 shares at $0.15 per share. The Common Shares Which May Be Acquired Within 60 Days also includes 15,250,000 shares that are to be issued to Dr. Whitney when sufficient cash is available to pay payroll tax withholdings.

In April 2005 Mr. Green was granted a compensatory option to acquire 1,000,000 of the Company’s restricted common shares at $0.10 per share. The first 500,000 shares of the option became exercisable when the Federal EPA accepted the registration application for the GOLD’n GRO Guardian in December 2007 and the second 500,000 shares of the option will become exercisable when the Federal EPA issues the registration for the GOLD’n GRO Guardian. The entire option is exercisable for two years after the EPA registration is received. The second 500,000 shares of the option is not included in the above table as it is not exercisable within 60 days.

Mr. Rasmussen was granted a compensatory option to acquire 425,000 shares of our Common Stock at $0.15 per share. This option is exercisable at any time until one year after Mr. Rasmussen leaves our employment. The Common Shares Which May Be Acquired Within 60 Days also includes 2,425,703 shares that are to be issued to Mr. Rasmussen when sufficient cash is available to pay payroll tax withholdings.

(2) Director

(3) Officer

(4) Includes 72,768 shares owned by Maureen E. Whitney, Dr. Whitney's wife.

PROPOSAL 1

RATIFICATION OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF   INCORPORATION INCREASING THE AUTHORIZED SHARES OF COMMON STOCK FROM ONE BILLION TO TWENTY BILLION SHARES OF COMMON STOCK

In order to cover future contingencies, including future financings, business acquisitions, and technology acquisitions, and to provide for our obligations under the Securities Purchase Agreement as described below, we will be required to authorize and issue a greater number of shares of our Common Stock, than are presently available therefore. Consequently, our Board of Directors has determined to increase our authorized share capital to twenty billion (20,000,000,000) shares of Common Stock. We have no current intention or commitment to issue an amount of shares in excess of the one billion (1,000,000,000) shares currently authorized other than under the terms of the Securities Purchase Agreement and other outstanding warrants and options.

The Board of Directors has unanimously approved and unanimously recommends that the Stockholders ratify the authorization of an increase in our authorized share capital to twenty billion (20,000,000,000) shares of Common Stock.

The Authorization

We intend to seek stockholder approval for the authorization of an additional nineteen billion (19,000,000,000) shares of Common Stock, for a total authorized share capital of twenty billion (20,000,000,000) and the amendment to our Articles of Incorporation required thereby. The amendment, attached hereto as Appendix A, will be filed with the Secretary of State of the State of Texas as soon as practicable following the date of the Meeting, assuming the requisite approval therefor is obtained.

Reason for the Authorization; the Securities Purchase Agreement

To obtain funding for our ongoing operations, we entered into a series of Securities Purchase Agreements with five accredited investors from July 15, 2005 to December 19, 2007 for the sale of (i) $6,310,000 in secured convertible notes and (ii) five to seven year warrants to buy 143,500,001 shares of our Common Stock. In addition, we have issued secured convertible notes totaling $342,170 to convert accrued interest into secured convertible notes. The total principal balance of the Notes as of January __, 2008 is $4,364,420 (the convertible notes are collectively referred to as the "Notes").

The Notes bear interest at rates ranging from 2% to 8%, mature three years from the date of issuance, and are convertible into the Common Stock, at the selling stockholders’ option, at the lower of (i) $0.10 or (ii) 35% of the average of the three lowest intraday trading prices for our Common Stock on a principal market for the 20 trading days before but not including the conversion date. Accordingly, there is in fact no limit on the number of shares into which the Notes may be converted. As of January __, 2008, the average of the three lowest intraday trading prices for our Common Stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $0._________ and, therefore, the conversion price for the Notes was $0._________. Based on this conversion price, the $4,364,420 Notes, excluding interest, were convertible into _________________ shares of Common Stock. Our agreements with our investors require minimum authorized and unissued shares of twice the number required to convert the debt plus the number of warrants issued, which would amount to _____________ shares as of January __, 2008.

The five accredited investors, AJW Partners, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd, AJW Master Fund, Ltd. and New Millennium Partners II, LLC (collectively the "Investors"), have contractually agreed to restrict their ability to convert or exercise their warrants and receive shares of Common Stock such that the number of shares of Common Stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of Common Stock.

We are obligated by the terms of the Securities Purchase Agreement to exercise our best efforts to effectuate a reverse split or increase the number of authorized shares of Common Stock. However, irrespective of any commitment on our part whether under the Securities Purchase

Agreement or otherwise, we do believe that we presently do not have an adequate amount of shares of Common Stock authorized to meet our obligations to the Investors as well as to maintain a sufficient number of authorized but unissued shares issuable with commitments and contingencies, including future financings, business acquisitions, and technology acquisitions, and that we may incur but are presently unaware of.

If We Fail to Obtain Stockholder Approval to Increase our Authorized Shares of Common Stock, We May be Subject to Various Penalties and Will be in Default of the Securities Purchase Agreement.

In the event that we are unable to obtain an increase in our authorized Common Stock, we will be required to pay penalties to the Investors of the July 2005 though December 19, 2007 Securities Purchase Agreements and will be in default of the agreement. If we are in default, we could be required to immediately repay the Notes. If we are required to repay the Notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the Notes when required, the Investors could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

STOCKHOLDER Vote Required

APPROVAL OF THE INCREASE IN THE AUTHORIZED SHARE CAPITAL, PURSUANT TO SECTION 4.02 OF THE TEXAS BUSINESS CORPORATION ACT, REQUIRES THE AFFIRMATIVE VOTE OF A TWO THIRDS MAJORITY OF THE SHARES OUTSTANDING THAT ARE ENTITLED TO BE CAST BECAUSE SUCH AUTHORIZATION REQUIRES THE RATIFICATION OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION. SUCH AMENDMENT WILL, PENDING STOCKHOLDER APPROVAL, BE FILED WITH THE TEXAS SECRETARY OF STATE PURSUANT TO THE TEXAS BUSINESS CORPORATION ACT. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL 1 TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO TWENTY BILLION.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is not presently subject to the requirements of Section 16(a) of the Securities Act.

DESCRIPTION OF SECURITIES

The following is a description of all material terms and features of our securities, but does not purport to be complete and is subject in all respects to applicable Texas law and to the provisions of our Articles of Incorporation and bylaws.

Preferred Stock

We are authorized to issue up to 999,500 shares of preferred stock, par value $.001. As of the date of this proxy statement, there were no shares of preferred stock issued.

Common Stock

We are authorized to issue up to 1,000,000,000 shares of Common Stock, par value $0.001. As of the date of this proxy statement, there were 999,996,999 shares of Common Stock outstanding. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders. In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefor, subject to the payment of preferential dividends with respect to any shares of preferred stock that may be outstanding from time to time. In the event of our dissolution, liquidation or winding up the holders of our Common Stock are entitled to share ratably in all assets remaining after payment of all of our liabilities, subject to the prior distribution rights of the holders of any preferred stock that may be outstanding at that time. All outstanding shares of Common Stock are duly authorized fully paid and non-assessable.

Holders of Common Stock do not have any subscription, redemption or conversion rights, nor do they have any preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares. Accordingly, if we were to issue additional shares of Common Stock current stockholders would have no right to purchase additional shares and, as a result, their percentage equity interest in our Common Stock would be reduced.

Notes and Warrants Issued Under the Securities Purchase Agreement

In connection with the closing of the Securities Purchase Agreement, the Investors received three year Notes bearing simple interest at rates ranging from 2% to 8% per annum. The Notes are convertible into Common Stock at a price equal to the lesser of (i) $0.10 or (ii) 35% of the average of the lowest three trading prices during the 20 trading day period ending one trading day before the conversion date.

The Investors also received five to seven year warrants to purchase a total of 143,500,001 shares of our Common Stock at a purchase prices ranging from $0.001 to $0.15 per share.

If we issue shares of Common Stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for our Common Stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

The conversion price of the Notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of Common Stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the note holder’s position.

The Investors have agreed to restrict their ability to convert their Notes or exercise their warrants and receive shares of Common Stock such that the number of shares of Common Stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of Common stock.

Transfer Agent

Our transfer agent is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034.

FINANICAL AND OTHER INFORMATION

Financial Statements

Please see our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and our Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007, including financial statements, which are attached hereto as Appendix B and C, respectively.

GENERAL AND OTHER MATTERS

We know of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of our postponements or adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next annual meeting of our stockholders will be held. Any proposal by a stockholder intended to be presented at our next annual meeting of stockholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in our proxy statement relating to that meeting.

SOLICITATION OF PROXIES

We will solicit proxies and will bear the costs associated therewith. Solicitations may be made by mail or telephonically. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to the beneficial owners of our Common Stock.

INFORMATION INCORPORATED BY REFERENCE

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, and our Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007, including financial statements, are incorporated by reference into this Proxy Statement and made a part hereof, and are attached hereto as Appendix B and C, respectively.

While you have the matter in mind, please complete, sign and return the enclosed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

                                                                                      /S/ Dr. John W. Whitney

                                                                         Dr. John W. Whitney, President

APPENDIX A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

ITRONICS INC.

Pursuant to the provisions of the Texas Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the Corporation is Itronics Inc.

SECOND: Article IV of the Corporation's Articles of Incorporation is amended by deleting the first paragraph, under the heading "SHARES", in its entirety and a new first paragraph is substituted therefore which reads as set forth in Exhibit "A" attached hereto and incorporated herein by this reference.

THIRD: The amendment to the Corporation's Articles of Incorporation was adopted by its shareholders on ______________.

FORTH: (a) The number of shares of record were 999,996,999 shares of common stock.

                (b) The number of shares entitled to vote on the Amendment were 999,996,999 shares of common stock.

                (c) There were no shares entitled to vote as a class other than the common stock.

FIFTH: (a) The number of common shares voting for the Amendment were _______________, the number of common shares voting against the Amendment were ___________, and the number of common shares abstaining were ___________.

            (b) There was no class of shares entitled to vote on the Amendment other than the common shares.

SIXTH: The Amendment did not provide for an exchange, reclassification or cancellation of issued shares.

SEVENTH: The Amendment did not provide or effect a change in the Stated capital.

ITRONICS INC.

                                                                                                                By: /S/ Dr. John W. Whitney

                                                                                                                Dr. John W. Whitney, President

Exhibit "A"

AMENDMENT TO THE

ARTICLES OF INCORPORATION OF

ITRONICS INC.

ARTICLE IV

SHARES

The total number of shares of capital stock which the Corporation is authorized to issue is to consist of twenty billion (20,000,000,000) shares of common stock, with a par value of one mill ($0.001) per share (the "Common Stock"), and one million (1,000,000) shares of Preferred Stock, with a par value of one mill ($0.001) per share (the "Preferred Stock"). The Board of Directors is authorized to issue the capital stock of the Corporation from time to time in such amounts as the Board of Directors may determine for any purpose allowed by law.

APPENDIX B

APPENDIX C

PROXY CARD

Itronics Inc.

Special Meeting of the Stockholders — January __, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Dr. John W. Whitney, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Special Meeting of the Stockholders of Itronics Inc. ("Itronics"), to be held at Atlantis Casino Resort, Ballroom A, 3800 South Virginia Street, Reno, Nevada, 89502, on January __, 2008 at 10:00 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated January __, 2008 and with the discretionary powers upon all other matters which come before the Special Meeting or any adjournment thereof.

This Proxy is solicited on behalf of Itronics’ Board of Directors.

1. To increase Itronics’ authorized share capital to twenty billion (20,000,000,000) shares of Common Stock.

[ ] FOR [ ] AGAINST [ ]ABSTAIN

2. In their discretion, upon such other matter or matters that may properly come before the Special Meeting, or any adjournments thereof.

(Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

Date: ________________, 2008

______________________________________              ______________________________________

(Print name of Stockholder)                                                      Signature of Stockholder

______________________________________              ______________________________________

(Print name of Stockholder)                                                      Signature of Stockholder

Number of Shares: ______________________

Note: Please sign exactly as name appears in Itronics’ records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.